Exhibit 4.1
                                                                     -----------


       NUMBER                                                            SHARES

NU

                                                             CUSIP 354613 10 1

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS




                            FRANKLIN RESOURCES, INC.
                     INCORPORATED UNDER THE LAWS OF DELAWARE


This Certifies that






is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE TEN CENTS (10(cent)) PER SHARE, OF THE COMMON STOCK OF

Franklin Resources, Inc., transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation, and all amendments thereto, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated



COUNTERSIGNED AND REGISTERED:

           THE BANK OF NEW YORK

                    (NEW YORK)      TRANSFER AGENT                    PRESIDENT
BY                                   AND REGISTRAR




                               AUTHORIZED SIGNATURE                   SECRETARY

                            FRANKLIN RESOURCES, INC.

         The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the designations, preferences, relative rights and limitations of the shares of each class of capital stock authorized to be issued by the Corporation, including the designations, preferences, relative rights and limitations of each series of any class so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, relative rights, and limitations of any subsequent series. Any such request should be addressed to the Secretary of the Corporation at its principal office.






         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM     -- as tenants in common                  UNIF GIFT MIN ACT--.......... Custodian..........
                                                                                       (CUST)      (Minor)
         TEN ENT     -- as tenants by the entireties                                under Uniform Gifts to
Minors

         JT TEN      -- as joint tenants with right of
                         survivorship and not as tenants                            Act.......................
                         in common                                                             (State)

                        Additional abbreviations may also be used though not in the above list.

         For value received, ______ hereby sell, assign and transfer unto


         PLEASE INSERT SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE
         --------------------------------------------------


         ------------------------------------------------------------------------------------------------------


         ------------------------------------------------------------------------------------------------------
                                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

         ------------------------------------------------------------------------------------------------------


         ------------------------------------------------------------------------------------------------------


         ------------------------------------------------------------------------------------------------Shares
         of the capital stock represented by the within Certificate,  and do hereby irrevocably  constitute and appoint

         ------------------------------------------------------------------------------------------------Attorney
         to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

         Dated



                           ----------------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                           CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                           THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
                           ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


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